SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 14, 1999


                        Shampan, Lamport Holdings Limited
             (Exact Name of Registrant as specified in its charter)


     Washington                  333-07727                 98-0138706
(State of Incorporation)   (Commission File Number)  (IRS Identification No.)


                1260-609 Granville Street, Vancouver B.C. V7Y 1G5
               (Address of Principal Executive Office Postal Code)


                                 (604) 687-0888
               (Registrant's telephone number including area code)

Item 5. Other Events

     The Company has agreed to extend the expiry date on outstanding warrants to purchase, in the aggregate, 1,683,333 common shares of the Company at a purchase price of $0.1725 per share, from October 15, 1999 to October 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          SHAMPAN, LAMPORT HOLDINGS LIMITED



Date:  October 14, 1999            By:   /s/ William D. McCartney
                                         ----------------------------
                                         William D. McCartney
                                         Director